UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2010

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Meeting”) of Cisco Systems, Inc. (“Cisco”) was held on November 18, 2010. At the Meeting, the shareholders voted on the following six proposals and cast their votes as follows:

Proposal 1: To elect thirteen members of Cisco’s Board of Directors:

Nominee	For	Against	Abstained	Broker Non-Votes
Carol A. Bartz	3,615,773,394	90,407,587	3,914,058	875,966,660
M. Michele Burns	3,676,522,574	29,364,463	4,208,002	875,966,660
Michael D. Capellas	3,659,327,826	46,599,937	4,167,276	875,966,660
Larry R. Carter	3,671,874,582	34,116,797	4,103,660	875,966,660
John T. Chambers	3,612,689,477	92,970,484	4,435,078	875,966,660
Brian L. Halla	3,664,653,666	41,232,647	4,208,726	875,966,660
Dr. John L. Hennessy	3,064,243,820	641,246,616	4,604,603	875,966,660
Richard M. Kovacevich	3,687,838,933	17,817,341	4,438,765	875,966,660
Roderick C. McGeary	3,669,103,163	36,655,256	4,336,620	875,966,660
Michael K. Powell	3,657,316,611	48,412,792	4,365,636	875,966,660
Arun Sarin	3,690,476,185	15,284,429	4,334,425	875,966,660
Steven M. West	3,660,452,229	45,409,952	4,232,858	875,966,660
Jerry Yang	3,672,792,070	32,602,849	4,700,120	875,966,660

Proposal 2:	To approve a non-binding advisory resolution regarding executive compensation:

For	Against	Abstained	Broker Non-Votes
3,167,930,479	523,947,104	18,217,456	875,966,660

Proposal 3:	To ratify the appointment of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for the fiscal year ending July 30, 2011:

For	Against	Abstained	Broker Non-Votes
4,518,945,041	60,257,629	6,859,029	0

Proposal 4:	A shareholder proposal to amend Cisco’s Bylaws to establish a Board Committee on Environmental Sustainability:

For	Against	Abstained	Broker Non-Votes
130,913,804	2,998,684,986	580,496,249	875,966,660

Proposal 5:	A shareholder proposal requesting the Board of Directors to publish a report to shareholders, within six months, providing a summarized listing and assessment of concrete steps Cisco could reasonably take to reduce the likelihood that its business practices might enable or encourage the violation of human rights:

For	Against	Abstained	Broker Non-Votes
1,032,621,699	1,981,010,293	696,463,047	875,966,660

Proposal 6:	A shareholder proposal requesting that Cisco adopt and implement a policy restricting certain sales in China, adopt a related oversight and compliance system with respect to human rights impacts and provide public disclosure of Cisco’s sales to China and certain other governments:

For	Against	Abstained	Broker Non-Votes
76,580,151	2,884,309,887	749,205,001	875,966,660

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: November 19, 2010	By:	/s/ Frank A. Calderoni
	Name:	Frank A. Calderoni
	Title:	Executive Vice President and Chief Financial Officer